                                                                    EXHIBIT 23


                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32726) of Digital Lava Inc. of our report dated February 1, 2000 relating to the financial statements, which appears in this Form 10-KSB.



PRICEWATERHOUSECOOPERS LLP

Costa Mesa, California
March 29, 2000+